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LINCOLN LIFE
Lincoln National Life Insurance Co.                                                                   APPLICATION FOR LIFE INSURANCE
Fort Wayne, IN 4680-1110                                                                                                    PART ONE
219-455-2000                                                                                                            PLEASE PRINT
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                              LAST                         FIRST                               MIDDLE INITIAL
              (a) Full name
1.PROPOSED    (b) Social Security number                       (c)   Date of birth   /   /   (d)   Age
  INSURED                             STATE / COUNTRY
              (e) Birthplace                                   (f)   Sex       Male       Female
              (g) Driver's license #                           State
                                       NO. & STREET                  CITY           COUNTY      STATE         ZIP
              (h) Residence address
              (I) Phone no. (     )   -
              (j) Employer's name
                                       NO. & STREET                  CITY           COUNTY      STATE         ZIP
              (k) Employer's address
              (l) Phone no. (     )   -
              (m) Occupation
              (n) Occupational duties
              (o) Annual earned income $                             (p)   Income front other sources $
              (q) List other sources

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2. PLAN       (a) Plan of insurance
   SELECTIONS (b) Amount of insurance  $              (c) If UL or VUL       Level (basic)        Increasing (basic plus)

              (d) If Whole Life: Is automatic premium loan provision to be in effect?      Yes        No
                  (If neither box is checked, "No" is assumed,)
              (e) Term rider coverage
                       Proposed insured also applying for term rider coverage. Amount of term rider $____________
                       (If additional benefits/riders are requested on term coverage for proposed insured, indicate in
                       Special Instructions.)
                       Other(s) applying for a term rider. List names. (Also complete form 750TR for each term rider.)

              (f)  Additional benefits/policy riders (base insured only):
                    Accelerated benefit rider (sign form               Contingent option insurability rider $
                   in back                                           Option life name/D.O.B./sex
                    Accidental death benefit $___________              Retirement option insurability rider
                    Automatic increase rider (UL)                    $ ___________ Option date ___________
                    Children's term rider __________ units             First-to-die rider (UL/VUL) Complete 750TR for
                    Convalescent care benefit (UL/VUL)               each other covered insured) $ _____________
                    Disability benefit payment $_____ /month         Name(s) of other covered insured(s) ____________
                    Guaranteed insurability __________ units   _______________________________________________
                    Policy split option (Survivor Life only)           Last survivor rider (UL/VUL) (Complete 750TR
                    Waiver of cost of insurance (UL/VUL)             for each other covered insured) $ _______________
                    Waiver of premium benefit (Non-UL)               Name(s) of other covered insured(s) ____________
                    Other benefits/riders __________________   ________________________________________________
                 ___________________________________                  Paid up additions purchase rider (WL only)
                 ___________________________________                       Purchase option A: single premium $ _______
                 ___________________________________                       Purchase option B: level premium $ ________

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3. SPECIAL
   INSTRUCTIONS

Form 750L 3/94                Lincoln National Life Insurance Co. is a part of Lincoln National Corporation

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4. BENEFICIARY(IES)      (a)  Primary

                                                     LAST                  FIRST                     MIDDLE INITIAL
Proceeds are paid             (1) Full name
equally to all                                   (IF NO RELATIONSHIP GIVE ADDRESS)
surviving primary             (2) Relationship                                        (3)  Date of birth     /       /
beneficiaries unless
otherwise stated. if     (b)     Primary    Contingent
there are no surviving                               LAST                  FIRST                     MIDDLE INITIAL
primary beneficiaries,        (1) Full name
proceeds are paid                                (IF NO RELATIONSHIP GIVE ADDRESS)
equally to all                (2) Relationship                                        (3)  Date of birth     /       /
surviving contingent     (c)     Primary    Contingent
beneficiaries unless                                 LAST                  FIRST                     MIDDLE INITIAL
otherwise stated.             (1) Full name
                                                 (IF NO RELATIONSHIP GIVE ADDRESS)
                              (2) Relationship                                        (3)  Date of birth     /       /

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5. OWNER                 (a)  Full name                                                (b) Date of birth       /   /
Complete only if         (c)  Social Security no./Tax I.D.     -  -           (d) Relationship to proposed insured
other than proposed      (e)  Residence address
insured                  (f)  If proposed insured is a minor, will policy ownership pass as a gift to proposed insured at age 21 ?
                                  Yes      No (If you check "No," policy ownership will pass to the estate of the owner if the owner and any contingent owner die before the insured. If neither box is checked,"No" is assumed.)
                         (g)  Contingent owner (name/relationship to proposed insured)
                         (h)  If two or more Primary owners are named, complete special instructions and check applicable block:
                                 Joint owners with right of survivorship between them
                                 Common owners with no right of survivorship between them

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6. APPLICANT             (a)  Applicant is        Owner          Other
Complete only if         (b)  Total amount of life insurance in force on Applicant $
other than               (c)  Occupation                                (d) Annual income $
proposed insured
                         COMPLETE THE FOLLOWING ONLY IF APPLICANT IS OTHER THAN OWNER OR PROPOSED INSURED.
                         (e)   Social Security no./Tax I.D.      -       -      (f) Date of birth
                         (g)  Relationship to proposed insured
                         (h)  Residence address

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7. CHILDREN                         Relationship to           Date             Height          Weight       Amount of life
List only those to be     Name     proposed insured         of birth           ft. in.        (pounds)     insurance in force
insured on children's
rider. For additional
children, enter in
Special Instructions

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8. MONEY WITH      Yes, give amount $ ______________________   If "Yes," complete Conditional Receipt.
   APPLICATION     No

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9. PREMIUM               (a)  Send notices to    Residence address     Employer's address        Owner         Other
                         (b)  Billing frequency       Monthly              Quarterly             Semi-annually
                                                    (EFT/PRD/M.A. only)    Annually              Single premium
                         (c)  Billing method      EFT (Monthly only) (Current # _____________)      Direct
                                                  Military allotment (#________________)       PRD (#___________)
                         (d)  M.E.C.         Yes, policy should be allowed to become a Modified Endowment Contract (M.E.C.).
                                             No, policy should NOT be allowed to become a Modified Endowment Contract
                                               (M.E.C.).
                                               Premiums in excess of M.E.C. premium will be refunded to the owner.

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10. ALLOCATION OF    REQUEST ONLY THOSE SUBACCOUNTS AVAILABLE WITH THE PRODUCT SELECTED. Refer to product prospectuses.
    PREMIUM          (Whole % only-each elected subaccount must be at least 10%. Total of all subaccounts must equal 100%.)
    Applies only to  AVIS SUBACCOUNTS                             LNIMC SUBACCOUNTS
    Variable Life    ALLOCATION     SUBACCOUNT                    ALLOCATION     SUBACCOUNT
                         %General account (LNL)                  %General account (LNL)
                         %Growth                                 %Growth
                         %Growth-income                          %Bond
                         %High yield bond                        %International
                         %U.S. Govt/AAA-rated securities         %Managed
                         %Cash management                        %Money market
                         %     International                          %Putnam Master
                         %Asset allocation                       %Social awareness
                         %                                       %Special opportunities
                         %                                       %Aggressive growth
                         %                                       %Capital Appreciation
                         %                                       %Equity-income
                         %                                       %

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11. ANNUAL               I, the owner, certify under penalties of perjury that my correct SSN/TIN is included on this
DIVIDENDS                application and I have not been notified that I am subject to backup withholding.
Applies only to          if so notified, initial here. __________
participating            Select option desired:
policies                  Paid in cash            Reduce premiums          Paid up additions         Left at interest
                          One year term (select one):
                          Balance paid in cash              Balance to reduce premiums
                          Balance to additions              Balance to accumulate

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12. TOTAL           (a) If none, check here
    INSURANCE                           PLAN                                                             COVERAGE TO       1035
    CURRENTLY IN                        (I.E. TERM, WHOLE    AMOUNT OF    ACCIDENTAL DEATH     ISSUE     BE REPLACED?   EXCHANGE?
    FORCE ON        (b)    COMPANY LIFE, UL, V(JL, ETC.)     INSURANCE     BENEFIT AMOUNT       DATE       YES*  NO      YES*  NO
    PROPOSED
    INSURED(s)

               (c) will premiums for insurance applied for be paid by policy loan or withdrawals from any existing
                   life policy or annuity?      Yes*       No
               *IF "YES," COMPLETE AND SUBMIT APPLICABLE STATE-REQUIRED REPLACEMENT FORM(S) WITH THIS APPLICATION.
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13. CORPORATION/              (a) Value of business: Net worth $ ______________________  (b) Fair market value $ _______________
    BUSINESS                  (c) Proposed insured's interest: percent owned _______ %
    ASSOCIATE                 (d) Names of other officers and co-owners and amount of business insurance on their lives
    Complete only if a            (if any not insured, explain)
    corporation or a
    business associate is                  VALUE OF                 PERCENTAGE     AMOUNT         AMOUNT
    beneficiary or owner         NAME      BUSINESS INTEREST        OWNED          NOW CARRIED    NOW REQUESTED
    of the policy
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14. GENERAL         THE FOLLOWING QUESTIONS PERTAIN TO ALL       PROPOSED
    INFORMATION     PROPOSED INSUREDS, INCLUDING CHILDREN TO     INSURED       CHILDREN    GIVE FULL DETAILS FOR ALL "YES" ANSWERS
                    BE COVERED UNDER CHILDREN'S RIDER.           YES   NO      YES   NO    (INDICATE QUESTION NUMBER.)

(a) Are there any applications) for any life or health insurance pending or contemplated?

(b) Have you ever received or claimed disability benefits or a pension for any injury, sickness, or impaired condition?

(c) In the past 5 years, have you made, or contemplated making, any flight other than as a passenger?
      (If "Yes," complete aviation questionnaire.)

(d) In the past 5 years, have You engaged in, or contemplated engaging in: ballooning; parachuting; hang gliding; vehicle racing; scuba diving below 60 feet; mountain climbing, or any similar sport or avocation?
      (If "Yes," circle activity and complete appropriate questionnaire.)

(e) Do you have any intentions of traveling or living outside the U.S.A. or Canada in the next 2 years except for vacation(s)?

(f) In the past Io years have you used alcohol to excess or intoxication; or been convicted for the use or possession of alcohol; or received advice, counseling or treatment as the result of the use of alcohol or drugs; or used or been convicted for the use or possession of any narcotic, stimulant, sedative, or hallucinogenic drug?
      (If "Yes," complete Drug/Alcohol questionnaire.)

(g) In the past 5 years have you been convicted of 2 or more moving violations, or driving under the influence, or had a driver's license suspended or revoked? If yes, give details.

(h)   In the past 10 years have you been convicted of a felony?

(I)   In the past 10 years have you:
      (1) been diagnosed as having, or been treated for, Acquired
      Immune Deficiency Syndrome (AIDS) or HIV disease by a member of the medical profession?
      (2) tested positive for antibodies to the HIV virus?

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15. TOBACCO USE -        What type of tobacco (nicotine) have you used in the past 12 months?
    PRIMARY               None
    PROPOSED              Cigarettes (average number smoked per day?
    INSURED               Pipe; cigar; chewing tobacco; snuff; nicotine gum or nicotine patch; other. (Circle type(s) used.)
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16. MEDICAL              (a)   Do you have a regular doctor?       Yes        No
    INFORMATION-              if "Yes," name and address of your regular doctor ___________________________________________________
    PROPOSED                  _____________________________________________________________________________________________________
    INSUREDS             (b)  Date last consulted   /   /     (c)  Reasons and results _________________________
    Questions (a)        (d)  Height ____ ft. ____ in.        (e)  Weight ________  lbs.
    through (h) in this  (f)  Have you lost 10 pounds or more in the past year?      Yes         No If "Yes," amount lost ____ lbs.
    section apply to          Reason for weight loss?_______________________________________________________
    primary proposed     (g)  Have two or more of proposed insured's immediate family (parents, brothers, or sisters) had heart
    insured                   disease, stroke or diabetes prior to their age 60?      Yes        No

                                                 LIVING     DECEASED
                         (h)  FAMILY HISTORY      AGE       AGE AT DEATH       CAUSE OF DEATH

                              Father

                              Mother

                              Brothers

                              Sisters

                                                                                          EXPLAIN FULLY ALL "YES" ANSWERS.
                                                                                          INCLUDE SPECIFIC DIAGNOSIS, TREATMENTS,
THE FOLLOWING QUESTIONS PERTAIN TO ALL                           PROPOSED                 RESULTS, DATES OF ONSET AND RECOVERY,
PROPOSED INSUREDS, INCLUDING CHILDREN TO                         INSURED   CHILDREN       AND NAMES AND ADDRESSED OF ALL
BE COVERED UNDER CHILDREN'S RIDER.                               YES   NO  YES    NO      DOCTORS AND HOSPITALS.

(I) Are you now receiving treatment or medication of any kind, or do you contemplate treatment or surgery?

(j) In the past IO years, have you had or been told that you had: high blood pressure or disease of the heart or blood vessels; cancer or tumor of any kind; epilepsy or nervous disorder; diabetes; lung or respiratory disorder; kidney or urinary bladder disease; disorder of the lymph nodes or blood; gastrointestinal or digestive disorder; or any disease of the reproductive organs, including any sexually transmitted diseases?
    (If "Yes," circle the items that pertain, and explain details.)

(k) In addition to any doctors or hospitals listed above, in the last 5 years, have you:

       (1) been treated, examined or observed in a hospital, clinic, or other medical facility?

       (2) consulted with any other doctors?

       (3) been treated or had an operation for any other cause(s) not listed above?

(l) (Complete only if proposed insured is less than age 15.)
    Has child had any birth injury or do you know of any congenital or hereditary abnormality, disease or trait which may affect the child's future health?
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17. HOME OFFICE
    CORRECTIONS
    AND ADDITIONS
    AGREEMENT

I understand and agree that:
1. This application is made tip of Part One, Part One TR (if completed), and Part Two, if required by Lincoln National Life
Insurance Company  (the "Company"). The application, any policy issued as a result of it, and any papers attached to the policy by the Company will form the entire contract of insurance.
2.Only an officer of the Company (the President, a Vice President, the Secretary, or an Assistant Secretary) may make or alter any contract or agree not to enforce any of the Company's rights. NO AGENT, BROKER, OR MEDICAL EXAMINER IS AUTHORIZED TO ACCEPT RISKS,
PASS ON INSURABILITY, MAKE OR ALTER CONTRACTS, OR WAIVE ANY OF THE COMPANY'S OTHER RIGHTS OR REQUIREMENTS. Notice to or knowledge imputed to any agent, broker, or medical examiner will not be notice to or knowledge to the Company unless it is set out in writing in this application.
3. I have read the statements and answers in this application. To the best of my knowledge and belief, they are true, complete, and correctly stated. They will be the basis for any policy issued based on this application.
4. Acceptance of the policy will mean acceptance of its terms and ratification of any changes noted on the "Home Office Corrections or Additions" section, The following changes must be agreed to by me in writing: age at issue; plan or amount of insurance; premium;
 classification of risks; or added benefits.
5.Unless the policy becomes effective as specified in the Conditional Receipt attached to this application, the Company will incur no liability until:  (1) any policy applied for has been delivered to and accepted by me; and (2) the first premium is paid.  When I accept the policy, the state of health of the proposed insured and/or applicant or any other factor affecting insurability must be, the same as set forth in this application.
6. I HAVE RECEIVED THE CONDITIONAL RECEIPT IF MONEY WAS SUBMITTED WITH THIS APPLICATION. I HAVE READ THE CONDITIONAL RECEIPT AND
AGREE TO ITS TERMS, CONDITIONS, AND LIMITS. THEY HAVE BEEN FULLY EXPLAINED TO ME BY THE AGENT OR BROKER.
7. APPLIES ONLY IF APPLICATION IS FOR A FLEXIBLE PREMIUM VARIABLE LIFE POLICY
a.   SUITABILITY (must be completed):
     -  I believe that a Flexible Premium Variable Life insurance policy is consistent with my investment objectives and financial needs.
     -  My investment objectives are:      Long term growth        Growth & income       Preservation of capital       Income
                                           Other (please indicate)______________________________________________
     -  Number of dependents _____  Age________, _________, _________, __________, ________, ________, ______
     -  Total FAMILY income $ _____________  FAMILY net worth $ _______________   OWNER'S earned income $ ______________
b.   I have received the current prospectus for Flexible Premium Variable Life, an illustration, recent fund performance data and any other information required by law.
c.   I UNDERSTAND THAT THE DEATH BENEFIT FOR THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
     POLICY APPLIED FOR MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE
     POLICY AND ON THE DEATH BENEFIT OPTION CHOSEN.
d.   I UNDERSTAND THAT THE CASH SURRENDER VALUE FOR THE FLEXIBLE PREMIUM VARIABLE LIFE
     INSURANCE POLICY APPLIED FOR MAY INCREASE OR DECREASE BASED ON THE INVESTMENT
     EXPERIENCE OF THE POLICY AND IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THERE IS NO
     GUARANTEED MINIMUM CASH SURRENDER VALUE.
e.   I hereby authorize and direct the Company to act on telephone instructions front any person who can furnish proper identification to
     transfer units from any sub-account (fund) to any other sub-account (fund) and/or to change the allocation of future premium payments.  The undersigned agrees that the Company is not liable for any loss arising from any telephone transfer or change in
     allocation of future premium payments, ___________   initials of OWNER

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AUTHORIZATION
I, THE PROPOSED INSURED, AUTHORIZE:
1.   The disclosure of medical arid other relevant information about me or any of my children to be insured, for the purpose of determining eligibility for insurance.
2.   The following to disclose Such information to Lincoln National Life Insurance Company or its reinsurers, and to testify as to such information, all to the extent permitted by law: any physician, medical professional, hospital, clinic, or other medical or any medically related facility; any insurance or reinsurance company; any consumer reporting agency; other insurance support organization; any employer; the Medical Information Bureau, Inc.; or any other person, organization, or institution that has any records or knowledge of me, or of my children to be insured, or of our health.

I understand that Lincoln National Life insurance Company may release this information to its reinsuring companies, and may make a brief report to the Medical Information Bureau, Inc. I agree that this Authorization will be valid for two years and six months from the date shown below, and that a photocopy of it will be as valid as the original, I know that I may receive a copy of this
Authorization upon request. I acknowledge that I have received the Investigative Consumer Reports notice, the Privacy Notice and the
Important Notice attached to this application.

SIGNATURES

SIGNATURES BELOW INDICATE ACCEPTANCE OF THE "AGREEMENT" AND "AUTHORIZATION" SECTIONS ABOVE.

Signature of PROPOSED INSURED (if a minor, Signature of legal guardian ) X
Signature of APPLICANT (if other than proposed insured) X
Signature of OWNER (if other than proposed insured or applicant) X
                    CITY                   STATE                                    DATE
Signed at                                                                  on
I certify that I have truly arid accurately recorded on this application the information supplied by the proposed insured and/or applicant.
Signature of AGENT OR BROKER X

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TERMINAL ILLNESS         I acknowledge that I have received the terminal illness accelerated benefit election disclosure
ACCELERATED              information, Form 26797.
BENEFIT ELECTION                                       DATE
DISCLOSURE               Signature of applicant  X
ACKNOWLEDGMENT                                                 DATE
                         Signature of agent or broker   X

                         (DO NOT USE THIS SECTION IN THE STATES OF IL, MA, MI, NJ, PA, TX, District of Columbia)

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Agent's        1.  a. How long have you known the proposed insured (applicant if proposed insured is under age 15)?
Report         ____________________  How well? ___________________________________________________

                   b. Purpose of this insurance (if more than one purpose, indicate dollar amount for each purpose)
                   ____________________________________________________________________________
                   c. Are you aware of anything about the health or hobbies of the proposed insured which might
                       adversely affect his or her insurability?      Yes        No
                   d. Did you see proposed insured when application was signed?      Yes     No
                   e. Will premiums be paid from proposed insured's personal funds?     Yes     No
               2.  Examination arrangements by____________________________________________________
                   Date examination ordered_______________________________________________________
                   IF BLOOD IS DRAWN, Informed Consent form must be signed BEFORE blood is drawn.
               3.  a. How long has proposed insured lived at present address? ____________________________
                   b. Previous addresses last five years _______________________________________________
                   c. Former name of any proposed insured if changed within five years_____________________
                   d. How much insurance does spouse have? __________________________________________
               4.  If proposed insured is under age 15, are all brothers and sisters insured?     Yes     No
                   If "Yes," give amounts ___________________________________________________________
                   If "No," give reasons _____________________________________________________________
               5.  Premium
                   a. Premium amount to be paid annually $ _______________
                   b. Additional 1st year lump sum (not 1035) $ _______________
               6.  To the best of your knowledge does this insurance replace any existing insurance or annuities?
                        Yes     No
               7.  Replacement instructions
                    a. Estimated rollover value $ ______________
                    b. Apply rollover values as follows      To pay modal premium
                                                             To meet minimum/target          As a deposit-COD premium
               8.  References (names and addresses)_________________________________________________________________________________
                   _________________________________________________________________________________________________________________
                   _________________________________________________________________________________________________________________
                   _________________________________________________________________________________________________________________

               9.  Details to any previous questions (state question number) _______________________________________________________
                   _________________________________________________________________________________________________________________
               10. Credit
                                   RMO            RMO                                          ACF
                   CITY/RCEO       MAIL CODE      OPN ID         SOLICITING AGENT/BROKER       NUMBER       %

AGENT'S REPORT      STATEMENTS BY AGENT
CONTINUED           I CERTIFY THAT:
                         I asked and carefully explained each question to the proposed insured and/or applicant before recording each answer prior to the application being signed;
                         The answers given in this application and Agent's Report are complete and accurate to the best of my knowledge and belief;
                         The proposed insured and/or applicant knows that any false statement or misrepresentation in the application may result in loss of coverage under the policy;
                         I have no personal knowledge of any other factors which may have an effect on the proposed insured(s)'
                         insurability;
                         I have given the Investigative Consumer Reports notice, the Privacy Notice., and the Important Notice attached to this application to the proposed insured(s);
                         If the insurance applied for will or may replace any existing life insurance policy or annuity contract, I have completed proper state-required replacement form(s);
                         If money is submitted with this application, conditions of Conditional Receipt must be met.

                    IF THE APPLICATION IS FOR A FLEXIBLE PREMIUM VARIABLE LIFE POLICY
                    I CERTIFY THAT:
                         I have reasonable grounds to believe the purchase of the policy applied for is suitable for the policy owner based on the information furnished by the proposed insured and/or policy owner in this application;
                         A current prospectuses) was (were) delivered to the proposed insured and/or applicant; and
                         All of the sales materials used have been approved by the Home Office.

                                                                                                 DATE
                    Signature of agent/broker  X

                    PLEASE SUBMIT A COPY OF PAGE I OF THE PROPOSAL WITH THIS APPLICATION.
                    IF THIS IS A REPLACEMENT, YOU MUST SUBMIT A COPY OF THE ENTIRE PROPOSAL.

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FOR REGIONAL        Date application received ____________________
MARKETING OFFICE     Inspection ordered
USE                  APS ordered. Doctor(s) ______________________________________
ONLY                 Exam ordered. Date _______________________
                     Check received. Amount $____________    Date of check _________________
                     Application mailed to Home Office. Date _____________________________
                     IF BLOOD IS DRAWN, Informed Consent mailed with application to Home Office. (informed
                     Consent must be signed before blood is drawn.)
                     Approved by Registered Principal  X ________________________________
                     (If the application is for a Flexible Premium Variable Life policy.)

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FOR HOME OFFICE     Amount received $___________________
USE ONLY            Suspense date ______________________

LINCOLN LIFE                  Lincoln National Life Insurance Co., Fort Wayne, IN 46801-1110, 219-455-2000
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CONDITIONAL         NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED
RECEIPT             FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT ARE MET. NO AGENT OR
                    BROKER HAS THE AUTHORITY TO ALTER OR WAIVE ANY OF ITS TERMS OR CONDITIONS.

                    NO AGENT OR BROKER IS AUTHORIZED TO TAKE A DEPOSIT OR ISSUE THIS RECEIPT AND
                    NO INSURANCE IS PROVIDED IF THE PROPOSED INSURED HAS WITHIN THE PAST 12
                    MONTHS BEEN TREATED FOR OR HAD HEART DISEASE, STROKE, CANCER, OR DIABETES.

                    CONDITIONS WHICH MUST BE MET BEFORE INSURANCE MAY BECOME EFFECTIVE
                    PRIOR TO DELIVERY OF THE POLICY:

                    1. An amount equal to at least one full planned modal premium must be submitted, i.e., if requested premium mode is monthly, then one month's premium must be submitted;
                    2. All medical examinations, tests, x-rays, and electrocardiograms required by the Company's rules must be completed within 60 days from the date of this receipt;
                    3. Each person proposed for coverage must be, on the effective date indicated below, a risk acceptable to the
                    Company exactly as applied for according to the Company's rules and practices, without modification of plan, premium rate, or amount of coverage;
                    4. On the effective date the state of health and all factors affecting the insurability of each person proposed for coverage must be as stated in applications required by the Company; and
                    5. The application may NOT request an amount of insurance on each person proposed for coverage that exceeds
                    $600,000, including accidental death benefit.

                    EFFECTIVE DATE: If all conditions above are met, then insurance, subject to all terms and conditions of the policy applied for (as if the policy applied for had already been issued and delivered), will become effective on the latest of: (a) the date of the application; or (b) the date of completion of all underwriting requirements stated in (2) above; or (c) any date of issue requested in the application.

                    IMPORTANT NOTE: On each person proposed for coverage, the amount of insurance, including accidental death benefit, which may become effective prior to delivery of the policy applied for will not exceed the lower of:
                    (a) the amount of insurance applied for on this application, or (b) $600,000.

                    IF ANY OF THE ABOVE CONDITIONS IS NOT MET, THE LIABILITY OF THE COMPANY WILL BE LIMITED TO THE RETURN OF THE
                    AMOUNT OF MONEY SUBMITTED.

                    I HAVE READ THE CONDITIONAL RECEIPT, AND I UNDERSTAND AND AGREE TO ITS TERMS, CONDITIONS, AND LIMITS. THESE HAVE
                    BEEN FULLY EXPLAINED TO ME BY THE AGENT OR BROKER.
                                                                                                  DATE
                    Signature of applicant X________________________________________________________________________________

                    Any check for which this Conditional Receipt is issued must be made payable to the Company.
                    Do not make check payable to the agent or leave the payee blank.

                    Received      cash        check $_____________  from ___________________________________________________________
                    on ______________________ in connection with an application for life insurance, including any riders for which application has been made.

                    Signature of agent or broker X__________________________________________________________________________________
                    (DO NOT DETACH)

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EFT                 Instructions: Complete information, sign and date authorization, attach blank check marked "VOID"
AUTHORIZATION       Proposed insured ________________________________ Bank name _________________________

                    I authorize Lincoln National Life Insurance Company (LNL) to collect premiums and other payments by electronic fund transfer (EFT), or to effect a charge by any other commercially accepted practice. The enclosed blank check
                    (marked "VOID") is drawn on the account from which deductions are to be made. This Authorization will apply to any conversion, renewal, or change later made in the policy, and in no way affects the terms of the policy.

                    If I change my financial institution or my account number, or want to discontinue this agreement, I agree to give 30 days notice to LNL. Notice to the financial institution only is not sufficient. LNL may terminate this agreement if any debit is not paid upon presentation, Any debit returned to LNL marked "insufficient funds or uncollected funds" will automatically be processed against the account a second time. LNL assumes no responsibility for bank charges or, in the case of Variable Universal Life, for investment losses on these debits.
                                                                 DATE
                    Signature of bank account owner X______________________________________________________
                    (DO NOT DETACH)

LINCOLN LIFE        Lincoln National Life Insurance Co., Fort Wayne, IN 46801-1110, 219-455-2000
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CONDITIONAL         NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED
RECEIPT             FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT ARE MET. NO AGENT OR
                    BROKER HAS THE AUTHORITY TO ALTER OR WAIVE ANY OF ITS TERMS OR CONDITIONS.

                    NO AGENT OR BROKER IS AUTHORIZED TO TAKE A DEPOSIT OR ISSUE THIS RECEIPT AND
Customer copy       NO INSURANCE IS PROVIDED IF THE PROPOSED INSURED HAS WITHIN THE PAST 12
                    MONTHS BEEN TREATED FOR OR HAD HEART DISEASE, STROKE, CANCER, OR DIABETES.

                    CONDITIONS WHICH MUST BE MET BEFORE INSURANCE MAY BECOME EFFECTIVE
                    PRIOR TO DELIVERY OF THE POLICY:

                    1. An amount equal to at least one full planned modal premium must be submitted, i.e., if requested premium mode is monthly, then one month's premium Must be Submitted;
                    2. All medical examinations, tests, x-rays, and electrocardiograms required by the Company's rules must be completed within 60 days from the date of this receipt;
                    3. Each person proposed for coverage must be, on the effective date indicated below, a risk acceptable to the
                    Company exactly as applied for according to the Company's rules and practices, without modification of plan, premium rate, or amount of coverage;
                    4. On the effective date the state of health and all factors affecting the insurability of each person proposed for coverage must be as stated in applications required by the Company; and
                    5. The application may NOT request an amount of insurance on each person proposed for coverage that exceeds
                    $600,000, including accidental death benefit.

                    EFFECTIVE DATE: If all conditions above are met, then insurance, subject to all terms and conditions of the policy applied for (as it the policy applied for had already been issued and delivered), will become effective on the latest of: (a) the date of the application; or (b) the date of completion of all underwriting requirements stated in (2) above; or (c) any date of issue requested in the application.

                    IMPORTANT NOTE: On each person proposed for coverage, the amount of insurance, including accidental death benefit, which may become effective prior to delivery of the policy applied for will not exceed the lower of:
                    (a) the amount of insurance applied for on this application, or (b) $600,000.

                    IF ANY OF THE ABOVE CONDITIONS IS NOT MET, THE LIABILITY OF THE COMPANY WILL BE LIMITED TO THE RETURN OF THE
                    AMOUNT OF MONEY SUBMITTED.

                    I HAVE READ THE CONDITIONAL RECEIPT, AND I UNDERSTAND AND AGREE TO ITS TERMS, CONDITIONS, AND LIMITS. THESE HAVE
                    BEEN FULLY EXPLAINED TO ME BY THE AGENT OR BROKER.
                                                                                                 DATE
                    Signature of applicant X________________________________________________________________________________________

                    Any check for which this Conditional Receipt is issued must be made payable to the Company.
                    Do not make check payable to the agent or leave the payee blank.

                    Received        cash          check $______________________ from _________________________
                    on _________________  in connection with an application for life insurance, including any riders for which application has been made.
                                                                                                 DATE
                    Signature of agent or broker X _________________________________________________________________________________

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EFT                 Instructions: Complete information, sign and date authorization, attach blank check marked "VOID"
AUTHORIZATION       Proposed Insured __________________________________________ Bank name _____________

Customer copy       I authorize Lincoln National Life Insurance Company (LNL) to collect premiums and other payments by electronic fund transfer (FFT), or to effect a charge by any other commercially accepted practice. The enclosed blank check
                    (marked "VOID") is drawn on the account from which deductions are to be made. This Authorization will apply to any conversion, renewal, or change later made in the policy, and in no way affects the terms of the policy.

                    If I change my financial institution or my account number, or want to discontinue this agreement, I agree to give 30 days notice to LNL. Notice to the financial institution only is not sufficient. LNL may terminate this agreement if any debit is not paid upon presentation. Any debit returned to LNL marked "insufficient funds or uncollected funds" will automatically be processed against the account a second time. LNL assumes no responsibility for bank charges or, in the case of Variable Universal Life, for investment losses on these debits.

                    Signature of bank account owner X ______________________________________________________

LINCOLN LIFE                  Lincoln National Life insurance Co., Fort Wayne, IN 46801-1110, 219-455-2000
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INVESTIGATIVE       As part of our regular underwriting procedure, an investigative consumer report may be obtained
CONSUMER            which will provide applicable information concerning character, general reputation, personal
REPORTS             characteristics, arid mode of living. This information will he obtained through personal interviews with your friends, neighbors, and associates. You may (1) request to be personally interviewed and/or (2) request a copy of the investigative consumer report. Further information on the nature and
Customer copy       scope of the report will be provided upon written request to the Underwriting Manager, Lincoln
                    National Life insurance Co., P.O. Box 1110, Fort Wayne, Indiana 46801. You may receive a copy of such report by mailing a written request to us, your agent, or the reporting agency after proper identification.

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PRIVACY NOTICE      Personal information may be collected from persons other than you. Such information, as well as other personal or privileged information subsequently collected by us or your agent, may in certain circumstances be disclosed to third parties without authorization. You have a right of access and
Customer copy       correction with respect to all personal information collected. A detailed notice of information practices will be furnished to you upon request.

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IMPORTANT           The underwriting process (evaluation and classification of risks) is necessary to assure reasonable cost
NOTICE              of insurance and provide a mechanism by which policyholders pay their fair share of the cost. In considering your application, information from various sources is considered, including your own state-
                    ments, the results of your physical examination (if required), arid any reports we obtain from
Customer copy       doctors or medical facilities where you have received treatment or consultation.

                    Information regarding your insurability and/or any past or future claims will be treated as confidential.
                    We, or our reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit corporation, which operates as an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

                    Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. if you question the accuracy of information in the Bureau's file, you may contact the
                    Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit
                    Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station,
                    Boston, MA 02112, telephone number (617) 426-3660. We, or our reinsurers, may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim may be submitted.

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AGREEMENT           I UNDERSTAND AND AGREE THAT:
                    1. This application is made up of Part One, Part One TR (if completed), and Part Two if required by
                    Lincoln National Life Insurance Company (the "Company"). The application, any policy issued as a
Customer copy       result of it, and any papers attached to the policy by the Company will form the entire contract of
This is a copy      insurance.
of the agreement    2. Only an officer of the Company (the President, a Vice President, the Secretary, or an Assistant
you signed in       Secretary) may make or alter any contract or agree not to enforce any of the Company's rights.
the application     No agent, broker, or medical examiner is authorized to accept risks, pass on insurability, make or alter contracts, or waive any of the Company's other rights or requirements.
                    Notice to or knowledge imptuted to any agent, broker, or medical examiner will not be notice to or knowledge to the Company unless it is set out in writing in this application.
                    3. I have read the statements and answers in this application. To the best of my knowledge and belief, they are true, complete, and correctly stated. They will be the basis for any policy issued based on this application.
                    4. Acceptance of the policy will mean acceptance of its terms and ratification of any changes noted on the "Home Office Corrections or Additions" addendum in the policy. The following changes must be agreed to by me in writing: age at issue; plan or amount of insurance; premium; classification of risks; or added benefits.
                    5. Unless the policy becomes effective as specified in the Conditional Receipt attached to this application, the Company will incur no liability until: (1) any policy applied for has been delivered to and accepted by me; and (2) the first premium is paid. When I accept the policy, the state of health of the Proposed insured and/or applicant or any other factor affecting insurability must be the same as set forth in this application.
                    6. I HAVE RECEIVED THE CONDITIONAL RECEIPT IF MONEY WAS SUBMITTED WITH THIS APPLICATION.
                    I HAVE READ THE CONDITIONAL RECEIPT AND AGREE TO ITS TERMS, CONDITIONS, AND LIMITS. THEY
                    HAVE BEEN FULLY EXPLAINED TO ME BY THE AGENT OR BROKER.

                    THIS PAGE MUST BE DELIVERED TO THE PROPOSED INSURED
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